UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2023

NORTHERN STAR INVESTMENT CORP. IV

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40135	85-4156787
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Graubard Miller

The Chrysler Building

405 Lexington Avenue, 44th Floor

New York, NY 10174

(Address of Principal Executive Offices) (Zip Code)

(212) 818-8800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-sixth of one redeemable warrant	NSTD.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	NSTD	The New York Stock Exchange
Redeemable warrants, exercisable for shares of Class A Common Stock at an exercise price of $11.50 per share	NSTD WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on January 24, 2023, Kirsten A. Green resigned from the board of directors (the “Board”) of Northern Star Investment Corp. IV (the “Company”). Prior to her resignation, Ms. Green was an independent director and served on all committees of the Board, including the audit committee, and was the designated audit committee member with financial management expertise.

Prior to Ms. Green’s resignation, the Board was comprised of three independent directors and two non-independent directors. As a result of Ms. Green’s resignation, the Board is not currently comprised of a majority of independent directors as required by Section 303A.01 of the NYSE Listed Company Manual. Also as a result of Ms. Green’s resignation, the audit committee does not have at least three members as required by Section 303A.07(a) nor a designated member with financial management expertise as also required by Section 303A.07(a).

As required by the NYSE Listed Company Manual, the Company submitted a written affirmation to the NYSE as a notice of non-compliance with Sections 303A.01 and 303A.07. On February 6, 2023, the Company received an official notice of non-compliance from the NYSE (the “NYSE Notice”). The NYSE Notice stated that the Company will need to correct the non-compliance as promptly as practicable.

It is the intention of the Board to appoint a new independent director as soon as practicable who is duly qualified for service on the audit committee and other committees of the Board, and who can be the designated audit committee member with financial management expertise. The Board is diligently engaged in a search to identify a candidate qualified to fill the vacancy caused by Ms. Green’s resignation and in so doing regain compliance with NYSE listing standards.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 9, 2023	NORTHERN STAR INVESTMENT CORP. IV

	By:	/s/ Jonathan Ledecky
Jonathan Ledecky
Chief Operating Officer

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